 Disclosure Statement Supplemental Materials:Updated Base Case and Reinvestment Case Overview  June 17th, 2020  Exhibit 99.1

 Safe Harbor StatementForward-looking Language  This presentation contains "forward-looking statements," related to future events. Forward-looking statements address Frontier’s expected future business, financial performance, and financial condition, and contain words such as "expect," "anticipate," "intend," "plan," "believe," "seek," "see," "may," "will," "would," or "target." Forward-looking statements by their nature address matters that are, to different degrees, uncertain. For Frontier, particular uncertainties that could cause actual results to be materially different than those expressed in such forward-looking statements include: our ability to continue as a going concern; our ability to successfully consummate a financial restructuring of our existing debt, existing equity interests, and certain other obligations (the Restructuring), and emerge from cases commenced under chapter 11 (the Chapter 11 Cases) of the United States Bankruptcy Code, including by satisfying the conditions and milestones in the restructuring support agreement; our ability to improve our liquidity and long-term capital structure and to address our debt service obligations through the Restructuring and the potential adverse effects of the Chapter 11 Cases on our liquidity and results of operations; our ability to maintain relationships with suppliers, customers, employees and other third parties as a result of the Restructuring and the Chapter 11 Cases; the effects of the Restructuring and the Chapter 11 Cases on the Company and the interests of various constituents; risks and uncertainties associated with the Restructuring, including our ability to receive approvals for debtor-in-possession financing, obtain confirmation of the Plan under the Chapter 11 Cases and successfully consummate the Restructuring; our ability to comply with the restrictions expected to be imposed by covenants in debtor-in-possession and exit financing; the length of time that the Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the Chapter 11 Cases; risks associated with third party motions in the Chapter 11 Cases, which may interfere with the Company’s ability to consummate the Restructuring; increased administrative and legal costs related to the Chapter 11 process; declines in revenue from our voice services, switched and nonswitched access and video and data services that we cannot stabilize or offset with increases in revenue from other products and services; our ability to successfully implement strategic initiatives, including opportunities to enhance revenue and realize productivity improvements; our ability to effectively manage our operations, operating expenses, capital expenditures, debt service requirement and cash paid for income taxes and liquidity; competition from cable, wireless and wireline carriers, satellite, and OTT companies, and the risk that we will not respond on a timely or profitable basis; our ability to successfully adjust to changes in the communications industry, including the effects of technological changes and competition on our capital expenditures, products and service offerings; risks related to disruption in our networks, infrastructure and information technology that result in customer loss and/or incurrence of additional expenses; the impact of potential information technology or data security breaches or other cyber-attacks or other disruptions; our ability to retain or attract new customers and to maintain relationships with customers, employees or suppliers; our ability to secure, continue to use or renew intellectual property and other licenses used in our business; our ability to hire or retain key personnel; our ability to dispose of certain assets or asset groups on terms that are attractive to us, or at all; the effects of changes in the availability of federal and state universal service funding or other subsidies to us and our competitors and our ability to obtain future subsidies, including participation in the proposed RDOF program; our ability to meet our CAF II obligations and the risk of penalties or obligations to return certain CAF II funds; our ability to defend against litigation and potentially unfavorable results from current pending and future litigation; our ability to comply with applicable federal and state consumer protection requirements; the effects of state regulatory requirements that could limit our ability to transfer cash among our subsidiaries or dividend funds up to the parent company; the effects of governmental legislation and regulation on our business, including costs, disruptions, possible limitations on operating flexibility and changes to the competitive landscape resulting from such legislation or regulation; the impact of regulatory, investigative and legal proceedings and legal compliance risks; government infrastructure projects (such as highway construction) that impact our capital expenditures; continued reductions in switched access revenues as a result of regulation, competition or technology substitutions; our ability to effectively manage service quality in the states in which we operate and meet mandated service quality metrics; the effects of changes in income tax rates, tax laws, regulations or rulings, or federal or state tax assessments, including the risk that such changes may benefit our competitors more than us, as well as potential future decreases in the value of our deferred tax assets; the effects of changes in accounting policies or practices, including potential future impairment charges with respect to our intangible assets or additional losses on assets held for sale; the effects of increased medical expenses and pension and postemployment expenses; our ability to successfully renegotiate union contracts; changes in pension plan assumptions, interest rates, discount rates, regulatory rules and/or the value of our pension plan assets, which could require us to make increased contributions to the pension plan in 2020 and beyond; the effects of weak economic conditions and market disruptions, including the impact of the ongoing COVID-19 pandemic; risks arising from the delisting of our common stock from the Nasdaq Global Select Market; and the risks and other factors contained in Frontier’s filings with the U.S. Securities and Exchange Commission, including our most recent report on Form 10-K and our Form 10-Q for the quarter ended March 31, 2020. These risks and uncertainties may cause actual future results to be materially different than those expressed in such forward-looking statements. Frontier has no obligation to update or revise these forward-looking statements and does not undertake to do so.

 Non-GAAP Financial Measures  Frontier uses certain non-GAAP financial measures in evaluating its performance, including EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted Operating Expenses, unlevered free cash flow and operating cash flow, each of which is described below. Management uses these non-GAAP financial measures internally to (i) assist in analyzing Frontier's underlying financial performance from period to period, (ii) analyze and evaluate strategic and operational decisions, (iii) establish criteria for compensation decisions, and (iv) assist in the understanding of Frontier's ability to generate cash flow and, as a result, to plan for future capital and operational decisions. Management believes that the presentation of these non-GAAP financial measures provides useful information to investors regarding Frontier’s financial condition and results of operations because these measures, when used in conjunction with related GAAP financial measures (i) provide a more comprehensive view of Frontier’s core operations and ability to generate cash flow, (ii) provide investors with the financial analytical framework upon which management bases financial, operational, compensation, and planning decisions and (iii) present measurements that investors and rating agencies have indicated to management are useful to them in assessing Frontier and its results of operations. Reconciliations of historical non-GAAP measures to the most comparable financial measures calculated and presented in accordance with GAAP are included in the tables in the Appendix. These non-GAAP financial measures are not measures of financial performance or liquidity under GAAP, nor are they alternatives to GAAP measures and they may not be comparable to similarly titled measures of other companies. EBITDA is defined as net income (loss) less income tax expense (benefit), interest expense, investment and other income (loss), pension settlement costs, gains/losses on extinguishment of debt, and depreciation and amortization. Adjusted EBITDA is defined as EBITDA, as described above, adjusted to exclude, certain pension/OPEB expenses, restructuring costs and other charges, stock-based compensation expense, goodwill impairment charges, and certain other non-recurring items. Adjusted EBITDA margin is calculated by dividing Adjusted EBITDA by total revenue. Management uses EBITDA, Adjusted EBITDA and Adjusted EBITDA margin to assist it in comparing performance from period to period and as measures of operational performance. Management believes that these non-GAAP measures provide useful information for investors in evaluating Frontier’s operational performance from period to period because they exclude depreciation and amortization expenses related to investments made in prior periods and are determined without regard to capital structure or investment activities. By excluding capital expenditures, debt repayments and dividends, among other factors, these non-GAAP financial measures have certain shortcomings. Management compensates for these shortcomings by utilizing these non-GAAP financial measures in conjunction with the comparable GAAP financial measures. Adjusted Operating Expenses is defined as operating expenses adjusted to exclude depreciation and amortization, restructuring and other charges, goodwill impairment charges, certain pension/OPEB expenses, stock-based compensation expense, and certain other non-recurring items. Investors have indicated that this non-GAAP measure is useful in evaluating Frontier’s performance.Management defines operating cash flow, a non-GAAP measure, as Adjusted EBITDA, described above, adjusted to exclude capital expenditures. Unlevered free cash flow is defined as operating cash flow, described above, adjusted to exclude cash taxes paid, pension/OPEB contribution to net capital, changes in working capital, restructuring and other costs and capital costs and to include investment income, net sale proceeds, transformation costs and other adjustments. Management uses operating cash flow and unlevered free cash flow to assist it in comparing liquidity from period to period and to obtain a more comprehensive view of Frontier’s core operations and ability to generate cash flow. Management believes that this non-GAAP measure is useful to investors in evaluating cash available to service debt. Certain financial measures have been presented on a pro forma basis for the sale of Frontier’s Northwest Operations. Certain projected GAAP financial measures are not provided herein because such figures are not available on a forward-looking basis and reconciliations of projected non-GAAP financial measures are not provided because they could not be derived without unreasonable effort.The information in this presentation should be read in conjunction with the financial statements and footnotes contained in Frontier’s documents filed with the U.S. Securities and Exchange Commission.

 Updated (6/1) Base Case

Company Actions Towards COVID-19 and Wholesale

Frontier COMMUNICATIONS

Management has been actively monitoring and responding to COVID-19. Additionally, it has been closely focused on investing in its wholesale segment for modernization

COVID-19

Circumstances/Facts

- Exposure and Impact Varies by State/Region: CT state operations in NYC metro area appear to be most exposed to COVID Impact. Some states require greater leniency than required under FCC Keep Americans Connected Pledge
- SMB: Gross adds have decreased and churn has increased over the course of COVID-19
- Consumer: Consumer has seen a shift in dynamics as gross adds have decreased, but churn has also decreased significantly, causing a relatively neutral effect on net adds

Management Actions

- Following all governmental directives including FCC Keep Americans Connected Pledge
- Implement Safe Workplace Practices: Most non-field service employees, have worked at home; field service was prohibited from entering customers' homes, providing a reduced product offering as a result
- Processing Bill Suspension Requests: Ensuring customer requests for continued service without payment are handled in timely manner

Wholesale

Circumstances/Facts

- Current revenue base largely indexed towards legacy products
- Pricing Levels are a concern for certain customers
- Establishing positive relationships with major customers going forward is critical to transitioning towards a modernized product mix

Management Actions

- Reset customer relationships and chart a path forward to benefit customers
- Invest capital for fiber to the tower, small cells, and in creating modern ethernet solutions for customers
- Become reliable partners for modern ethernet services
- Improve processes for sales and execution for all accounts, large and small

5

Revisions to the Base Case

Frontier COMMUNICATIONS

The Base Case has been revised to reflect two major developments: 1) Anticipated impact of COVID-19 on the Business Plan and 2) New information obtained through on-going negotiations with wholesale customers

1) **COVID-19 Driven Updates to the Base Case**
   - Commercial
     - The most significant impact that COVID-19 is expected to have (validated by trends seen thus far) is in **2020** and within the Commercial segment, and specifically SMBs
     - In 2020, the company expects to see reductions in SMB gross adds and elevations in SMB churn due to closing of businesses
     - In 2021 and 2022, slight rebounds in gross adds (higher than the original base case) and return to normal churn levels are expected, partially making up for losses incurred to the subscriber base in 2020
   - Consumer
     - In 2020, no significant changes are expected to the customer base as reductions in gross adds have been largely offset by reductions in churn levels
     - In 2020, Bad Debt Reserves are increased as a result of the FCC keep America Connected Pledge
     - The company is working on a limited trial deployment of new FTTH homes passed in 2020. The expected impact of this trial has been incorporated into the base case
2) **Wholesale Driven Updates to the Base Case**
     - The company continues to work with major wholesale customers on existing commercial arrangements, including expanding ethernet services, modernizing the fiber to the tower deployments, and participating in small cell
     - While the company is working to improve long term stability of wholesale revenue and the overall quality of the revenue mix, there will be near term price concessions
     - The Base Case has been updated to reflect the current status of relationships with major wholesale customers

6

 As a result of on-going headwinds, COVID-driven adjustments, wholesale updates, and the loss of CAF revenue, EBITDA is expected to materially decline through 2022 before stabilizing as on-going company initiatives begin to take hold and show benefits  6/1 Base Case: Summary Financials  *  *Net Income (Loss) figure is WholeCo. It is not available in PF RemainCo nor on a forward-looking basis and reconciliations of projected Adjusted EBITDA are not provided because they could not be derived without unreasonable effort. Note: Pro forma for sale of WDC states for all historical and forecast periods.Note: Pro Forma Adjusted EBITDA, Pro Forma Adjusted EBITDA Margin, Pro Forma Adjusted Operating Expenses and Pro Forma Adjusted Operating Cash Flow are non-GAAP measures. See page 35 for a reconciliation of Net Income (Loss) to Pro Forma Adjusted EBITDA for 2019. See page 34 for a reconciliation of Total Operating Expenses to Pro Forma Adjusted Operating Expenses for 2019. See page 3 for the definitions of Adjusted EBITDA Margin and Operating Cash Flow. Certain projected GAAP financial measures are not provided herein because such figures are not available on a forward-looking basis and reconciliations of projected non-GAAP financial measures are not provided because they could not be derived without unreasonable effort.

 Comparison with Prior Base Case  *Net Income (Loss) figure is WholeCo. It is not available in PF RemainCo nor on a forward-looking basis and reconciliations of projected Adjusted EBITDA are not provided because they could not be derived without unreasonable effort. Note: Pro forma for sale of WDC states for all historical and forecast periods.Note: Pro Forma Adjusted EBITDA, Pro Forma Adjusted EBITDA Margin, Pro Forma Adjusted Operating Expenses and Pro Forma Adjusted Operating Cash Flow are non-GAAP measures. See page 35 for a reconciliation of Net Income (Loss) to Pro Forma Adjusted EBITDA for 2019. See page 34 for a reconciliation of Total Operating Expenses to Pro Forma Adjusted Operating Expenses for 2019. See page 3 for the definitions of Adjusted EBITDA Margin and Operating Cash Flow. Certain projected GAAP financial measures are not provided herein because such figures are not available on a forward-looking basis and reconciliations of projected non-GAAP financial measures are not provided because they could not be derived without unreasonable effort.   *  *

2024 Adj. EBITDA Bridge: Original to Updated Base Case

- The Updated (6/1) Base Case 2024 EBITDA is ~$36mm lower than the Original Base Case. USF fees carry EBITDA-neutral impacts, while declines in wholesale revenues due to wireline product ARPU declines drive most of the delta
- As part of the ongoing wholesale customer negotiations, the company is looking for overall revenue stability with high share of ethernet products in exchange for certain legacy pricing concessions

2024 EBITDA Bridge: Original Base Case to Updated Base Case



Adj. EBITDA ($mm)
$2,076
$23
$37
$21
$40
$21
$4
$30
$1
$16
$7
$2,040
USF fees are EBITDA neutral. COGS offset revenue movement
Reductions in churn in 2020 in BB, voice and TV products offset reductions of gross adds, carrying forward a slightly positive impact on revenues
Reductions of gross adds of SMB products (broadband, TV and voice) in 2020 and price declines in legacy enterprise data products carry a lasting impact on revenues
Reduction of TDM pricing increases and lower ethernet pricing in exchange for higher volumes and longer term stability
Original Base Case 2024 EBITDA
Consumer USF Revenue Decline
Commercial USF Revenue Decline
Wholesale USF Revenue Increase
USF COGS Decline
Consumer Revenue Excl. USF
Commercial Revenue Excl. USF
Wholesale Revenue Excl. USF
COGs Excl. USF
Variable Opex
SAC
Updated Base Case 2024 EBITDA
USF Fees
Revenue Impacts
Cost Impacts

Projected Net Income (Loss) is not provided herein because it is not available on a forward-looking basis and reconciliations of projected Adjusted EBITDA are not provided because they could not be derived without unreasonable effort.

9

Financial Projections (Non-Pro Forma Base Case[1])

Frontier COMMUNICATIONS

($ in Millions)	FY 2020E	FY 2021E	FY 2022E	FY 2023E	FY 2024E
Revenue	**$7,110**	**$6,374**	**$5,778**	**$5,618**	**$5,535**
Growth (%)	*(12.3%)*	*(10.3%)*	*(9.4%)*	*(2.8%)*	*(1.5%)*
Adjusted EBITDA Before CAF II	**2,410**	**2,124**	**2,055**	**2,048**	**2,040**
(+) CAF II Funding	320	313	0	0	0
Adjusted EBITDA	**2,729**	**2,437**	**2,055**	**2,048**	**2,040**
% Margin	*38.4%*	*38.2%*	*35.6%*	*36.4%*	*36.9%*
(-) Capex	(1,323)	(987)	(983)	(983)	(995)
Operating Cash Flow	**$1,406**	**$1,451**	**$1,072**	**$1,064**	**$1,045**
(+) Investment Income	0	0	0	0	0
(-) Cash Taxes (Paid) / Refunded [2]	(4)	(4)	(3)	(3)	(3)
(-) Pension/OPEB Contribution Net of Capital [3,4]	(54)	(402)	(254)	(250)	(267)
(-) Changes in Working Capital	(127)	(80)	(48)	(17)	(9)
(-) Restructuring & Other Costs [5]	(333)	(25)	(25)	(25)	(25)
(-) Capital Leases	(38)	(38)	(38)	(38)	(39)
(+) Net Sale Proceeds	1,187	0	0	0	0
(+) Transformation Costs & Other Adjustments	(56)	0	0	0	0
Unlevered Free Cash Flow	**$1,982**	**$903**	**$704**	**$731**	**$702**

Certain projected GAAP financial measures are not provided herein because such figures are not available on a forward-looking basis and reconciliations of projected non-GAAP financial measures are not provided because they could not be derived without unreasonable effort.

1. Pro forma for sale of WDC states as of May 1, 2020
2. Preliminary and subject to change based on transaction and other assumptions
3. Pension Contributions are based on Willis Towers Watson's February 2020 actuarial projections and management's accounting estimates
4. Pension Contributions in 2020 reflect deferrals permitted by the CARES Act that are paid in 2021
5. Restructuring & Other Costs in 2020 includes estimated bankruptcy-related professional fees, severance and exit costs

10

Estimated Cash Distribution Bridge

Frontier COMMUNICATIONS

($ in Millions)	As of 12/31/20	
Prior Estimate of Surplus Cash	$1,111	*Per slide 33 of cleansing materials filed in an 8-K dated 3/27/2020*
Additional Cash Collateral	(55)	*Cash collateral for insurance renewals and other deposits that would typically be satisfied with a letter of credit*
Estimate for Other Bankruptcy Costs	(50)	*Estimate for bankruptcy emergence costs (e.g. exit revolver), contract cure payments and other exit costs*
WDC Proceeds - Change in Pension/OPEB Liability	(49)	*Increase in the estimated Pension/OPEB liability due to a decrease in discount rates*
Unsecured Notes Interest (February Payments)	(43)	*Cash interest paid to unsecured noteholders in February 2020*
Adequate Protection Monthly Interest Payments	(31)	*Timing of interest paid to secured lenders and noteholders pursuant to the Adequate Protection order*
WDC Proceeds - Capital Leases and Working Capital	(29)	*Capital leases that were transferred as part of the sale and ~$2.6M of working capital adjustment*
Revolver / Term Loan Interest Assumptions	(9)	*Updated interest estimates based on Base Rate interest calculations, partially offset by lower interest rates*
Other Adjustments / Change in Working Capital	28	*Other working capital and timing adjustments*
Decrease in Capex Spend in 2020	31	*Based on latest capex spend projections in 2020 compared to prior projections*
Decrease in Minimum Cash Threshold	50	*Decrease in minimum cash threshold from $200M to $150M*
Subtotal	**$(157)**	
Projected Surplus Cash	**$954**	
Variance to Prior Estimate	*(157)*	
Surplus Cash Calculation		
Estimated Cash Balance Pre-Distribution	$1,319	
Pension Contribution Deferrals	(156)	
Minimum Cash Balance	(150)	
Accrued Employer Payroll Taxes (CARES Act)	(59)	
Regulatory Settlements / Other	TBD	
Projected Surplus Cash	**$954**	

Other Key Assumptions:

- Projections are based on the latest Base Case projections.
- Sale proceeds assume the WDC escrow amounts of $56.5M are released to the Company at the end of all applicable closing and review periods.
- Revolver is assumed to be paid down upon emergence and replaced with an exit Revolver.
- Exit Revolver amount assumed to be $850 million.
- Projections do not include additional letters of credit that may be required for RDOF funding.
- Does not include additional fees to advisors or lenders for potential exit financing.

11

 Updated Reinvestment Case

Reinvestment Initiatives

Frontier COMMUNICATIONS

With a deleveraged capital structure, the Company has the option to tactically deploy capital on high IRR investment opportunities within its portfolio of assets to stabilize and eventually grow revenue

	Brownfield	Tower / Small Cell	RDOF[2]	Densification/Edge Out
Description	• Selectively deploy new FTTH to fill surrounding network gaps or modernize legacy copper in areas with highly attractive IRR profiles • Support increased fiber availability and improved quality of service for consumer, commercial and wholesale customers	• Capture tower site and small cell growth based on increased coverage and capacity demand from wireless carriers • Proactively invest in new builds to facilitate deals with key wholesale customers. Invest to retain key on-net sites and customers	• Participation in next generation of government subsidies for rural broadband ($16B subsidy budget for phase 1) • Aggressive bidding in competitive reverse auction (FTR favorable position to win across most of the footprint given existing facilities and using multiple network options)	• Further densifying brownfield builds • Expand FTTH network to select adjacent areas to address new customers • Identify attractive areas based on proximity, density and other factors • Identify high IRR commercial and wholesale programs
Market Oppt.[1]	**1.8-5.6mm Attractive Incremental Households** (of 13mm Copper Homes Passed) • Upgrading to fiber will help retain current customer base and increase share • All over 15% IRR. Nominal amount depends on IRR threshold	**18.7k Additional Wireless Towers Near-net (within 5 miles of FTR Fiber):** • Revenue potential from long-term contracts with mobile network operators • Small Cell and 5G growth potential	**Up to ~1.6mm Eligible Locations in FTR Footprint** • Subsidy to expand FTR network using FTTH, FTTC, and fixed wireless • Defend and improve competitive positioning	**5.9-9.8mm homes in or near existing FTR footprint[2]** • Densify base of FTTH subscribers in brownfield and near net areas • Includes Brownfield homes w/ 15% IRR not pursued initially

1. Market opportunity shown represents RemainCo (excluding WDC states)
2. Includes 5.9mm potential edge out homes (>20% IRR) as well as 3.9mm brownfield potential homes included in the Brownfield opportunity discussion. These 3.9mm potential homes have 15-20% IRR

Note: Reinvestment initiatives are illustrative opportunities that evaluates the Company's investment opportunities. The opportunities are subject to material change due to continued diligence / evaluation of available investment opportunities, available capital (based on pro forma capital structure) and Letter of Credit requirements, amongst other items. These opportunities are not included in the Base Business Plan and are considered optional/incremental to the Plan.

13

Potential Reinvestment Scenarios

Frontier COMMUNICATIONS

		1 Project IRR Maximization – Self Funding	2 Alternative Reinvestment – Self Funding	3 Alternative Reinvestment – Not Self Funding
Scenario Description		• Prioritize the highest IRR programs and opportunities across all states • Staged investments based on priority, IRR, and cash availability • Scenario is self-funding given constraints of ongoing cash requirements of the business	• Invest in select high-IRR investments in all states • Concentrate incremental investments in FTTH across select groupings of states (driving maximum availability where possible) • Scenario is self-funding given constraints of ongoing cash requirements of the business	• Prioritize the highest IRR programs and opportunities across all states • Increase FTTH deployment with incremental capital and stage investments earlier to accelerate business performance and EBITDA lift • Not self-funding, requires incremental capital
Cumulative Capex[1] Potential (2021-31)	FTTH[2]	$2.7 – 3.3B	$3.4 – 4.6B	~$3.4 – 3.6B
	FTTT / SC	~$0.6B	~$0.6B	~$0.6B
	RDOF	$1.4 – 1.6B+	$0.0 - 0.3B+	~$2.7B
	TOTAL	$4.8 - 5.6B	$4.4 – 5.2B	$6.7 – 6.9B
2031 Potential EBITDA Uplift		**$1.0 – 1.2B**	**$1.0 – 1.2B**	**$1.3 – 1.4B**

Note: Reinvestment initiatives are illustrative opportunities that evaluates the Company's investment opportunities. The opportunities are subject to material change due to continued diligence / evaluation of available investment opportunities, available capital (based on pro forma capital structure) and Letter of Credit requirements, amongst other items. These opportunities are not included in the Base Business Plan and are considered optional/incremental to the Plan.

1) The approximate range between reinvestment sensitivity options with or without takeback debt
2) Includes Brownfield and Densification / Edge-Out

14

Self Funding Reinvestment Cases: Prioritization & Capex

Frontier COMMUNICATIONS

'21-'31 cumulative capex[1] by state group by segment

First priority ----------------------------► **Last priority**

Project IRR Maximization Sensitivity Case

1A Self Funding Without Takeback Debt

$B	Brownfield (~30% IRR)	FTTT / SC (~30% IRR)	Expansive RDOF (~25% IRR)	Densification / Edge Out (~25% RR)	Total Capex
CTFC (CA, TX, FL, CT)	$1.5	$0.3	$0.0	$0.6	$2.4
WINO (WV, IL, NY, OH)	$0.5	$0.2	$0.9	$0.2	$1.8
All Other States	$0.3	$0.2	$0.7	$0.3	$1.4
21 - '31 Capex[1]	$2.2	$0.6	$1.6	$1.1	$5.6

- The "Project IRR Maximization" case models an expansive RDOF capacity plan based on other priorities. Brownfield overbuilds and FTTT / SC are prioritized before pursuing Future Densification and Edge-out builds

1B Self Funding With Takeback Debt

$B	Brownfield (~30% IRR)	FTTT / SC (~30% IRR)	Expansive RDOF (~25% IRR)	Densification / Edge Out (~25% RR)	Total Capex
CTFC (CA, TX, FL, CT)	$1.4	$0.3	$0.0	$0.4	$2.2
WINO (WV, IL, NY, OH)	$0.5	$0.2	$0.8	$0.2	$1.6
All Other States	$0.3	$0.2	$0.6		$1.0
21 - '31 Capex[1]	$2.1	$0.6	$1.4	$0.6	$4.8

- With higher cash constraints from takeback debt, slightly less expansive RDOF builds are planned. Future Densification and Edge-out is pursued in CTFC and WINO in outer years

Self Funding Alternative Reinvestment Sensitivity Case

2A Self Funding Without Takeback Debt

$B	Brownfield (~30% IRR)	FTTT / SC (~30% IRR)	Concentrated RDOF (~25% IRR)	Densification / Edge-out (~25% IRR)	Densification / Edge-out (~25% IRR)	Total Capex
CTFC (CA, TX, FL, CT)	$1.5	$0.3	$0.01	$1.0		$2.8
WINO (WV, IL, NY, OH)	$0.5	$0.2			$1.3	$1.9
All Other States	$0.3	$0.2				$0.4
21 - '31 Capex	$2.3	$0.6	$0.01	$1.0	$1.3	$5.2

- The Self Funding "Alternative Reinvestment" case prioritizes BF and FTTT / SC builds across the entire footprint first, followed by densification in CTFC and WINO using RDOF and Brownfield

2B Self Funding With Takeback Debt

$B	Brownfield (~30% IRR)	FTTT / SC (~30% IRR)	Concentrated RDOF (~25% IRR)	Concentrated RDOF (~30% IRR)	Densification / Edge-out (~25% IRR)	Densification / Edge-out (~25% IRR)	Total Capex
CTFC (CA, TX, FL, CT)	$1.5	$0.3	$0.01		$0.9		$2.7
WINO (WV, IL, NY, OH)	$0.5	$0.2		$0.2		$0.3	$1.1
All Other States	$0.3	$0.2		$0.1			$0.6
21 - '31 Capex[1]	$2.2	$0.6	$0.01	$0.3	$0.9	$0.3	$4.4

- In the Self Funding Alternative Reinvestment Case with Takeback Debt, concentrated RDOF builds are reprioritized to precede further densification in CTFC and WINO

[1]Capex includes initial build capex and customer acquisition capex

Note: RDOF capacity plan and bids are modeled based on other priorities and cash constraints – RDOF bids must be planned before any other reinvestment

15

Not Self Funding Alternative Reinvestment Case: Prioritization & Capex

Frontier COMMUNICATIONS

Note: The Not Self Funding Alternative Reinvestment scenario has been produced at the request of Noteholder Advisors. Neither Frontier nor the company's advisors have endorsed the underlying assumptions in this case

Not Self Funding Alternative Reinvestment Sensitivity Case

First priority ---------------------> Last priority

3A

Alternative Reinvestment Sensitivity – Not Self Funding Without Takeback Debt

$500mm OCF Constraint through 2024

	Brownfield (~30% IRR)	FTTT / SC (~30% IRR)	Expansive RDOF (~25% IRR)	Densification / Edge Out (~25% IRR)	Total Capex
CTFC (CA, TX, FL, CT)	$1.5	$0.3	$0.1	$0.7	$2.6
WNO (WV, IL, NY, OH)	$0.5	$0.2	$1.3	$0.3	$2.3
All Other States	$0.3	$0.2	$1.3	$0.3	$2.0
21 - '31 Capex[1]	$2.3	$0.6	$2.7	$1.3	$6.9

- The Not Self Funding Alternative Reinvestment case follows the same prioritization as Scenario 1A on an accelerated timeline
- FTTH builds are completed by 2026

'21-'31 cumulative capex[1] by state group by segment

3B

Alternative Reinvestment Sensitivity – Not Self Funding With Takeback Debt

$500mm OCF Constraint through 2024

	Brownfield (~30% IRR)	FTTT / SC (~30% IRR)	Expansive RDOF (~25% IRR)	Densification / Edge Out (~25% IRR)	Total Capex
CTFC (CA, TX, FL, CT)	$1.5	$0.3	$0.1	$0.7	$2.6
WNO (WV, IL, NY, OH)	$0.5	$0.2	$1.3	$0.3	$2.3
All Other States	$0.3	$0.2	$1.3	$0.1	$1.8
21 - '31 Capex[1]	$2.3	$0.6	$2.7	$1.1	$6.7

- The same prioritization is pursued with slightly less cash available for reinvestment due to takeback debt
- Future Densification and Edge-out builds are reduced

[1]Capex includes initial build capex and customer acquisition capex

Note: RDOF capacity plan and bids are modeled based on other priorities and cash constraints – RDOF bids must be planned before any other reinvestment

16

Cash Needs Prior to Reinvestment*

Frontier COMMUNICATIONS

There are other cash flow needs of the business prior to cash being reinvested. While there may be opportunities to secure additional capital to accelerate deployment, the company carefully considered the other cash needs of the business, with and without unsecured takeback debt, in constructing the different reinvestment case sensitivities

Cash Needs Prior to Reinvestment

RemainCo ($mm)	2021	2022	2023	2024	2025	2026	2027	2028	2029	2030	2031
Taxes / Interest / Term Loan	$352	$436	$437	$450	$439	$446	$454	$454	$491	$587	$640
Pension / OPEB / Changes in Working Capital	$311	$259	$262	$278	$283	$285	$291	$292	$293	$294	$293
Restructuring / Capital Leases / Other	$63	$63	$63	$64	$63	$62	$61	$59	$58	$57	$57
Total Without Takeback Debt	**$726**	**$759**	**$763**	**$792**	**$785**	**$793**	**$805**	**$805**	**$842**	**$938**	**$989**
Additional Interest Expense ($750mm Takeback)	$75	$75	$75	$75	$75	$75	$75	$75	$75	$75	$75
Total With Takeback Debt	**$801**	**$834**	**$838**	**$867**	**$860**	**$868**	**$880**	**$880**	**$917**	**$1,013**	**$1,064**

For **illustrative purposes**, we assume a 10% interest rate on the potential **$750mm of takeback debt** which adds Interest Expense of **$75mm per year** over the forecast period. *Actual Interest rate TBD*

As a result of varying potential cash needs, 6 Reinvestment cases are run:

1A Project IRR Maximization *Self Funding*	**2A** Alternative Reinvestment *Self Funding*	**3A*** Alternative Reinvestment *Not Self Funding*	Subject to Cash Needs **without** Takeback Debt:
1B Project IRR Maximization *Self Funding*	**2B** Alternative Reinvestment *Self Funding*	**3B*** Alternative Reinvestment *Not Self Funding*	Subject to Cash Needs **with** Takeback Debt:

*Scenario 3 is Not Self-Funding – Adjusted to have $500m OCF constraint through 2024, then returns to constraint listed

Source: Evercore Analysis, Company Analysis

*Cash needs may not tie directly to disclosure statement as one standard set of estimated cash needs assumed for all illustrative scenarios

17

 Potential State Groupings  CTFC  WINO  Other RemainCo  Previously Divested States

 Reinvestment Opportunity by State Grouping  The total reinvestment opportunity can provide an uplift to 70% fiber availability across the entire FTR service area, including 60% FTTH availability in the company’s core ILEC area  Fiber Broadband Homes Passed (HP) by Opportunity and State Group(RemainCo Only - Assuming total attractive opportunity is built)  Source: CMA Strategy Consulting, Company Analysis

FTR Reinvestment Opportunities: RDOF

Frontier COMMUNICATIONS

Rural Digital Opportunity Fund (RDOF) Opportunity

RDOF Overview

- The Rural Digital Opportunity Fund is a $20.4B fund set up by the FCC to aid in delivering broadband service to over 5mm rural homes and businesses currently unserved with 25/3 Mbps broadband and voice
- Phase 1 of the RDOF auction, which will be conducted in October 2020, will deliver up to $16B out of the fund
- Competitive reverse auction process, different from CAF II Phase 1, where incumbents had the right of first refusal in their footprint.
- FTR is in a favorable position to win across most of the footprint given existing facilities and using multiple network options

FTR Preparation

- Frontier has been actively preparing to participate in the auction since publication of the FCC's first notice of proposed rulemaking
- Extensive network engineering and costing efforts for fiber, fixed wireless and VDSL technologies, and various combinations
- Detailed customer economics and returns modeling, by geography

RDOF: Key Stats

- **$20.4B** Fund (up to $16B for phase 1)
- **~5.2mm[1]** est. locations eligible for phase 1 funding (up to 1.2mm[2] in FTR's target bidding CBGs)
- Guaranteed Govt Subsidy Paid Over 10 Years (2022-2031)

RDOF Value to FTR

- **Strong current positioning with proximity to existing fiber assets allows FTR to be a very strong participant with significant cost of build advantages**
- **Opportunity to create a strong business with advantaged competitive positioning using next-gen services**
- **Defend current rural DSL locations from future competition and upgrade service for existing subscribers**
- **FTR will be prepared to be a strong participant across most areas given the program's high value to FTR**

1) CMA Estimates ~5.2mm residential + business locations (FCC reports ~6mm, likely due to double-counting home-based businesses)
2) Likely to be lowed through the FCC challenge process

Source: CMA Strategy Consulting, Company Analysis

20

FTR Current Penetration of Mobile Backhaul + Future Market Potential

- FTR currently serves ~16% of all macro cell sites and 0% of small cells in its ILEC territory.
- An additional 3k and 15k cell sites will become addressable by 2024 and 2031 respectively, as well as an additional 14k and 21k small cells by 2024 and 2031 respectively

FTR Current Penetration of Cell Sites



Macro Sites[1]
Small Cells
Count of Cell Sites (000s)
58.2
13.7
44.5
Penetration
0%
16%
7.2
7.2
Market[1]
FTR[2]

Future Market Site Count



Macro Sites[1]
Small Cells
Count of Cell Sites (000s)
74.6
27.3
47.3
94.6
34.7
60.0
2024
2031

FTTT site growth net of Sprint & T-Mobile consolidation

Future Revenue Potential



Macro Sites
Small Cells
Market Spend ($m)
$510
$139
$372
$753
$203
$551
2024
2031

1) Count of carrier macro cell sites in FTR's footprint
2) Approx. count of FTR revenue generating cell sites served as of YE2019

Source: CMA Strategy Consulting

21

Reinvestment Case Summary: Without Takeback Debt

Frontier COMMUNICATIONS

Reinvestment Case Financials
Incremental to Base Case

$B, Units (mm)

		1A Project IRR Maximization *Self Funding*	2A Alternative Reinvestment *Self Funding*	3A Alternative Reinvestment *Not Self Funding*
	New FTTH HHs Passed[1]	3.20	3.70	3.41
% Fiber	2031 CTFC (35% Today)	55%	60%	55%
% Fiber	2031 WINO (1% Today)	27%	53%	29%
% Fiber	2031 Other (4% Today)	23%	11%	27%
% Fiber	**Total (21% Today)**	42%	48%	44%
Revenue	2031 Total Brownfield + Densification / Edge-out	$1.19	$1.52	$1.34
Revenue	2031 Total SC/Tower	$0.11	$0.11	$0.11
Revenue	2031 Total RDOF	$0.26	$0.00	$0.41
Revenue	**2031 Total Revenue**	$1.56	$1.63	$1.87
EBITDA	2031 Total Brownfield + Densification / Edge-out	$0.82	$1.05	$0.95
EBITDA	2031 Total SC/Tower	$0.10	$0.10	$0.10
EBITDA	2031 Total RDOF	$0.22	$0.00	$0.35
EBITDA	**2031 Total EBITDA**	$1.15	$1.15	$1.41
Capex	'21-'31 Total Brownfield + Densification / Edge-out	$3.34	$4.55	$3.56
Capex	'21-'31 Total SC/Tower	$0.65	$0.65	$0.65
Capex	'21-'31 Total RDOF	$1.64	$0.01	$2.71
Capex	**Total Cumulative Capex ('21-'31[2])**	$5.63	$5.21	$6.92
	2031 Total OCF	$0.87	$0.83	$1.12

[1]Scenarios model RDOF as FTTH-only
[2]Cumulative capex includes initial build capex and customer acquisition capex

22

Project IRR Maximization – Self Funding Without Takeback Debt

1A

Frontier COMMUNICATIONS

- With reinvestment, the company significantly changes the trajectory of Revenue and EBITDA growth as well as drastically improves the overall revenue quality

Revenue



Base Case (Excl. CAF)
Incremental Reinvestment – Without Takeback
Revenue ($mm)
$6,061
0
$6,061
$6,480
1,559
$4,920
2021
2031

Adj. EBITDA



Base Case (Excl. CAF)
Incremental Reinvestment – Without Takeback
EBITDA ($mm)
$2,124
0
$2,124
$2,835
$1,149
$1,687
2021
2031

Fiber Data vs Other Revenue Mix

Base Case + Incremental Reinvestment Case 2021



Fiber Data 1
All Other (Excl. CAF)
27%
73%

Base Case + Incremental Reinvestment Case 2031



Fiber Data 1
All Other (Excl. CAF)
33%
67%

1) Fiber Data bucket is comprised of fiber broadband, ethernet, and managed solutions revenues

Certain projected GAAP financial measures are not provided herein because such figures are not available on a forward-looking basis and reconciliations of projected non-GAAP financial measures ar not provided because they could not be derived without unreasonable effort.

23

 Reinvestment Case Summary: With Takeback Debt  Project IRR Maximization  Self Funding  Alternative Reinvestment  Self Funding  1B  2B  Alternative Reinvestment  Not Self Funding  3B  Reinvestment Case Financials Incremental to Base Case  1Scenarios model RDOF as FTTH-only2Cumulative capex includes initial build capex and customer acquisition capex

Project IRR Maximization – Self Funding With Takeback Debt

1B

Frontier COMMUNICATIONS

Revenue



Base Case (Excl. CAF)
Incremental Reinvestment – With Takeback
Revenue ($mm)
$6,061
0
$6,061
$6,235
$1,314
$4,920
2021
2031

Adj. EBITDA



Base Case (Excl. CAF)
Incremental Reinvestment – With Takeback
EBITDA ($mm)
$2,124
0
$2,124
$2,652
$966
$1,687
2021
2031

Fiber Data vs Other Revenue Mix

Base Case + Incremental Reinvestment Case
2021



Fiber Data[1]
All Other (Excl. CAF)
27%
73%

Base Case + Incremental Reinvestment Case
2031



Fiber Data[1]
All Other (Excl. CAF)
34%
66%

1) Fiber Data bucket is comprised of fiber broadband, ethernet, and managed solutions revenues

Certain projected GAAP financial measures are not provided herein because such figures are not available on a forward-looking basis and reconciliations of projected non-GAAP financial measures ar not provided because they could not be derived without unreasonable effort.

25

Project IRR Maximization – Self Funding <u>Without</u> Takeback Debt

1A

Frontier COMMUNICATIONS

- The Project IRR Maximization scenario is able to pass **~3.2mm HHs** by 2031, reaching an overall penetration of ~37%
- The scenario is expected to spend **~$5.6B in cumulative total Capex** and achieve ~$1.1B in Adj. EBITDA by 2031

Incremental Financials of Reinvestment Case – Project IRR Maximization – Self Funding Without Takeback Debt

$mm, HHs/Subs (000s)	2021	2022	2023	2024	2025	2026	2027	2028	2029	2030	2031
Homes Passed and Subs											
HHs Passed	272	1,205	1,485	1,721	1,968	2,299	2,629	3,196	3,198	3,199	3,199
Resi Fiber Subscribers	-	21	122	286	451	600	731	851	977	1,098	1,189
Fiber Penetration	*0%*	*2%*	*8%*	*17%*	*23%*	*26%*	*28%*	*27%*	*31%*	*34%*	*37%*
Summary Financials											
Revenue											
CTFC	$1	$19	$82	$170	$267	$361	$450	$536	$630	$721	$800
WINO	$0	$79	$106	$143	$185	$227	$268	$310	$354	$396	$432
Other	$0	$57	$75	$99	$127	$155	$185	$218	$257	$295	$327
Total Revenue	**$1**	**$155**	**$263**	**$413**	**$579**	**$743**	**$904**	**$1,064**	**$1,241**	**$1,412**	**$1,559**
Adj. EBITDA	**$1**	**$133**	**$172**	**$273**	**$394**	**$520**	**$639**	**$760**	**$882**	**$1,024**	**$1,149**
Capex	**$207**	**$875**	**$516**	**$533**	**$584**	**$688**	**$729**	**$667**	**$271**	**$278**	**$282**
OCF	**-$206**	**-$742**	**-$344**	**-$260**	**-$190**	**-$168**	**-$90**	**$93**	**$611**	**$745**	**$866**
EBITDA / Cumulative Capex (Yield)	**1%**	**12%**	**11%**	**13%**	**15%**	**15%**	**15%**	**16%**	**17%**	**19%**	**20%**
EBITDA (Base Case + Reinvestment Case)	**$2,439**	**$2,188**	**$2,219**	**$2,313**	**$2,342**	**$2,391**	**$2,460**	**$2,540**	**$2,624**	**$2,735**	**$2,835**

Reinvestment Case Financials <u>Incremental</u> to Base Case

Certain projected GAAP financial measures are not provided herein because such figures are not available on a forward-looking basis and reconciliations of projected non-GAAP financial measures ar not provided because they could not be derived without unreasonable effort.

26

Alternative Reinvestment – Self Funding Without Takeback Debt

2A

Frontier COMMUNICATIONS

- By placing a heavy focus on Brownfield densification across the entire footprint and further densification in CTFC and WINO, the Alternative Reinvestment scenario can reach **~3.7mm HHs** by 2031
- FTR is expected spend **~$5.2B in cumulative Capex** while remaining self funding and completing reinvestment builds by 2028 in this scenario

Incremental Financials of Reinvestment Case – Alternative Reinvestment Sensitivity – Self Funding Without Takeback Debt

$mm, HHs/Subs (000s)	2021	2022	2023	2024	2025	2026	2027	2028	2029	2030	2031
Homes Passed and Subs											
HHs Passed	265	1,148	1,644	1,938	2,216	2,595	3,092	3,696	3,698	3,700	3,700
Resi Fiber Subscribers	-	17	107	273	457	628	783	943	1,127	1,300	1,424
Fiber Penetration	*0%*	*2%*	*7%*	*14%*	*21%*	*24%*	*25%*	*26%*	*30%*	*35%*	*38%*
Summary Financials											
Revenue											
CTFC	$1	$17	$79	$179	$301	$431	$568	$693	$797	$881	$952
WINO	$0	$6	$29	$63	$101	$134	$164	$222	$326	$438	$538
Other	$0	$4	$18	$38	$61	$81	$97	$111	$122	$133	$143
Total Revenue	**$1**	**$27**	**$126**	**$281**	**$462**	**$646**	**$830**	**$1,026**	**$1,245**	**$1,452**	**$1,632**
Adj. EBITDA	**$1**	**$9**	**$43**	**$138**	**$267**	**$406**	**$539**	**$675**	**$826**	**$997**	**$1,151**
Capex	**$202**	**$671**	**$462**	**$409**	**$476**	**$571**	**$672**	**$801**	**$308**	**$317**	**$323**
OCF	**-$201**	**-$662**	**-$420**	**-$271**	**-$209**	**-$166**	**-$133**	**-$125**	**$518**	**$680**	**$828**
EBITDA / Cumulative Capex (Yield)	**1%**	**1%**	**3%**	**8%**	**12%**	**15%**	**16%**	**16%**	**18%**	**20%**	**22%**
EBITDA (Base Case + Reinvestment Case)	**2,439**	**2,064**	**2,090**	**2,178**	**2,215**	**2,277**	**2,360**	**2,455**	**2,568**	**2,708**	**2,838**

Reinvestment Case Financials Incremental to Base Case

Certain projected GAAP financial measures are not provided herein because such figures are not available on a forward-looking basis and reconciliations of projected non-GAAP financial measures ar not provided because they could not be derived without unreasonable effort.

27

Alternative Reinvestment – Not Self Funding Without Takeback Debt

3A

Frontier COMMUNICATIONS

- When removing the self funding constraint and focusing in the same areas as the Project IRR Maximization scenario, **FTR can pass ~3.4mm HHs with fiber**
- Under these circumstances, a large portion of RDOF and Future Densification and Edge-out can be completed

Incremental Financials of Reinvestment Case – Alternative Reinvestment Sensitivity – Not Self Funding Without Takeback Debt

$mm, HHs/Subs (000s)	2021	2022	2023	2024	2025	2026	2027	2028	2029	2030	2031
Homes Passed and Subs											
HHs Passed	272	1,237	1,931	2,554	2,988	3,318	3,402	3,403	3,405	3,406	3,406
Resi Fiber Subscribers	-	24	131	329	566	794	991	1,143	1,252	1,330	1,387
Fiber Penetration	*0%*	*2%*	*7%*	*13%*	*19%*	*24%*	*29%*	*34%*	*37%*	*39%*	*41%*
Summary Financials											
Revenue											
CTFC	$1	$21	$84	$192	$321	$453	$573	$674	$757	$827	$890
WINO	$0	$112	$141	$188	$246	$308	$368	$421	$465	$501	$532
Other	$0	$93	$114	$146	$190	$242	$295	$343	$382	$416	$444
Total Revenue	**$1**	**$226**	**$339**	**$525**	**$757**	**$1,003**	**$1,236**	**$1,437**	**$1,603**	**$1,744**	**$1,867**
Adj. EBITDA	**$1**	**$201**	**$243**	**$352**	**$510**	**$694**	**$876**	**$1,044**	**$1,184**	**$1,304**	**$1,409**
Capex	**$207**	**$1,009**	**$926**	**$1,008**	**$936**	**$911**	**$775**	**$279**	**$285**	**$289**	**$293**
OCF	**-$206**	**-$808**	**-$683**	**-$655**	**-$426**	**-$217**	**$101**	**$765**	**$900**	**$1,015**	**$1,115**
EBITDA / Cumulative Capex (Yield)	**1%**	**17%**	**11%**	**11%**	**12%**	**14%**	**15%**	**17%**	**19%**	**20%**	**20%**
EBITDA (Base Case + Reinvestment Case)	**2,439**	**2,256**	**2,290**	**2,392**	**2,458**	**2,566**	**2,697**	**2,824**	**2,926**	**3,015**	**3,095**

Reinvestment Case Financials <u>Incremental</u> to Base Case

Certain projected GAAP financial measures are not provided herein because such figures are not available on a forward-looking basis and reconciliations of projected non-GAAP financial measures ar not provided because they could not be derived without unreasonable effort.

28

Project IRR Maximization – Self Funding With Takeback Debt

1B

Frontier COMMUNICATIONS

- With a higher OCF constraint, the Project IRR Maximization scenario can only pass **~2.7mm HHs** by 2031, but still reach an overall penetration of ~37%
- The scenario is expected to spend **~$4.8B in cumulative total Capex** and generate ~$0.7B in OCF by 2031

Incremental Financials of Reinvestment Case – Project IRR Maximization – Self Funding With Takeback Debt

$mm, HHs/Subs (000s)	2021	2022	2023	2024	2025	2026	2027	2028	2029	2030	2031
Homes Passed and Subs											
HHs Passed	272	1,037	1,196	1,361	1,544	1,728	2,036	2,673	2,674	2,675	2,675
Resi Fiber Subscribers	-	21	109	244	372	484	581	676	792	912	1,002
Fiber Penetration	*0%*	*2%*	*9%*	*18%*	*24%*	*28%*	*29%*	*25%*	*30%*	*34%*	*37%*
Summary Financials											
Revenue											
CTFC	$1	$18	$73	$147	$223	$296	$364	$436	$529	$626	$711
WINO	$0	$70	$94	$125	$158	$192	$225	$259	$301	$343	$380
Other	$0	$48	$63	$83	$105	$128	$150	$171	$191	$208	$224
Total Revenue	**$1**	**$136**	**$231**	**$354**	**$487**	**$615**	**$739**	**$865**	**$1,021**	**$1,178**	**$1,314**
Adj. EBITDA	**$1**	**$115**	**$151**	**$238**	**$337**	**$437**	**$530**	**$622**	**$721**	**$850**	**$966**
Capex	**$207**	**$731**	**$389**	**$429**	**$478**	**$493**	**$621**	**$670**	**$237**	**$247**	**$251**
OCF	**-$206**	**-$617**	**-$238**	**-$190**	**-$141**	**-$55**	**-$90**	**-$48**	**$484**	**$604**	**$714**
EBITDA / Cumulative Capex (Yield)	**1%**	**12%**	**11%**	**14%**	**15%**	**16%**	**16%**	**15%**	**17%**	**19%**	**20%**
EBITDA (Base Case + Reinvestment Case)	**$2,439**	**$2,169**	**$2,199**	**$2,278**	**$2,285**	**$2,309**	**$2,351**	**$2,402**	**$2,463**	**$2,561**	**$2,652**

Reinvestment Case Financials
Incremental to Base Case

Certain projected GAAP financial measures are not provided herein because such figures are not available on a forward-looking basis and reconciliations of projected non-GAAP financial measures ar not provided because they could not be derived without unreasonable effort.

29

Alternative Reinvestment – Self Funding With Takeback Debt

2B

Frontier COMMUNICATIONS

- With Takeback Debt, the self funding, Alternative Reinvestment sensitivity can build to **~2.9mm HHs** by focusing on brownfield development within FTR's current footprint
- This is expected to require **~$4.4B in cumulative Capex** and generate ~$1.0B in Adj. EBITDA by 2031

Incremental Financials of Reinvestment Case – Alternative Reinvestment Sensitivity – Self Funding With Takeback Debt

$mm, HHs/Subs (000s)	2021	2022	2023	2024	2025	2026	2027	2028	2029	2030	2031
Homes Passed and Subs											
HHs Passed	265	1,070	1,310	1,560	1,810	2,070	2,385	2,850	2,852	2,854	2,854
Resi Fiber Subscribers	-	18	104	245	389	523	646	766	901	1,029	1,123
Fiber Penetration	*0%*	*2%*	*8%*	*16%*	*21%*	*25%*	*27%*	*27%*	*32%*	*36%*	*39%*
Summary Financials											
Revenue											
CTFC	$1	$17	$75	$157	$250	$344	$443	$554	$673	$783	$877
WINO	$0	$24	$46	$75	$109	$144	$175	$201	$239	$278	$316
Other	$0	$17	$31	$49	$70	$92	$111	$127	$142	$154	$165
Total Revenue	**$1**	**$58**	**$152**	**$282**	**$430**	**$580**	**$730**	**$882**	**$1,053**	**$1,215**	**$1,357**
Adj. EBITDA	**$1**	**$39**	**$73**	**$161**	**$267**	**$381**	**$490**	**$600**	**$716**	**$850**	**$971**
Capex	**$202**	**$650**	**$322**	**$352**	**$396**	**$479**	**$549**	**$650**	**$255**	**$265**	**$271**
OCF	**-$201**	**-$610**	**-$249**	**-$191**	**-$129**	**-$98**	**-$59**	**-$50**	**$461**	**$585**	**$699**
EBITDA / Cumulative Capex (Yield)	**1%**	**5%**	**6%**	**11%**	**14%**	**16%**	**17%**	**17%**	**19%**	**21%**	**22%**
EBITDA (Base Case + Reinvestment Case)	**2,439**	**2,094**	**2,121**	**2,201**	**2,215**	**2,252**	**2,311**	**2,380**	**2,458**	**2,561**	**2,657**

Reinvestment Case Financials Incremental to Base Case

Certain projected GAAP financial measures are not provided herein because such figures are not available on a forward-looking basis and reconciliations of projected non-GAAP financial measures ar not provided because they could not be derived without unreasonable effort.

30

Alternative Reinvestment – Not Self Funding With Takeback Debt

3B

Frontier COMMUNICATIONS

- When completing Brownfield and Future Densification and Edge-out builds by 2026, the not self funding, alternative reinvestment case can pass **~3.22mm HHs** by 2031
- The scenario is expected to generate ~$1.4B in Adj. EBITDA and ~$1.1B in OCF by 2031

Incremental Financials of Reinvestment Case – Alternative Reinvestment Sensitivity – Not Self Funding With Takeback Debt

$mm, HHs/Subs (000s)	2021	2022	2023	2024	2025	2026	2027	2028	2029	2030	2031
Homes Passed and Subs											
HHs Passed	272	1,237	1,931	2,500	2,862	3,132	3,216	3,217	3,219	3,220	3,220
Resi Fiber Subscribers	-	24	131	329	564	785	969	1,108	1,206	1,276	1,329
Fiber Penetration	*0%*	*2%*	*7%*	*13%*	*20%*	*25%*	*30%*	*34%*	*37%*	*40%*	*41%*
Summary Financials											
Revenue											
CTFC	$1	$21	$84	$192	$323	$456	$576	$677	$759	$830	$894
WINO	$0	$112	$141	$188	$246	$308	$368	$419	$462	$498	$528
Other	$0	$93	$114	$146	$185	$227	$267	$302	$331	$356	$376
Total Revenue	**$1**	**$226**	**$339**	**$525**	**$754**	**$991**	**$1,211**	**$1,398**	**$1,553**	**$1,684**	**$1,798**
Adj. EBITDA	**$1**	**$201**	**$243**	**$352**	**$509**	**$690**	**$863**	**$1,021**	**$1,151**	**$1,262**	**$1,360**
Capex	**$207**	**$1,009**	**$926**	**$973**	**$876**	**$855**	**$765**	**$269**	**$274**	**$279**	**$283**
OCF	**-$206**	**-$808**	**-$683**	**-$620**	**-$367**	**-$165**	**$98**	**$752**	**$877**	**$984**	**$1,077**
EBITDA / Cumulative Capex (Yield)	**1%**	**17%**	**11%**	**11%**	**13%**	**14%**	**15%**	**17%**	**19%**	**20%**	**20%**
EBITDA (Base Case + Reinvestment Case)	**2,439**	**2,256**	**2,290**	**2,392**	**2,458**	**2,562**	**2,684**	**2,801**	**2,893**	**2,973**	**3,047**

Reinvestment Case Financials Incremental to Base Case

Certain projected GAAP financial measures are not provided herein because such figures are not available on a forward-looking basis and reconciliations of projected non-GAAP financial measures ar not provided because they could not be derived without unreasonable effort.

31

 Appendix: Non-GAAP Financial Measures

 Non-GAAP Financial Measures  *  *$198mm represents only direct expenses for NW States (excl. indirect allocated expenses)

   Non-GAAP Financial Measures   ($ in Millions)  FY2019  Total Operating Expenses  $12,980  Subtract:     Depreciation and Amortization  1,780   Goodwill Impairment  5,725   Loss on disposal of Northwest Operations  446   Pension/OPEB Expense  78   Restructuring Costs and Other Charges  168   Stock-based Compensation Expense  15   Storm Related Insurance Proceeds  (6)  Adjusted Operating Expenses  $4,774   Subtract: NW States Direct Expenses  198  PF RemainCo Adj. Operating Expenses  $4,575

   Non-GAAP Financial Measures  Pro-forma Adjusted EBITDA (Excluding NW States) adjusts consolidated Adjusted EBITDA by excluding the Adjusted EBITDA attributable to the NW StatesIn 2019, The NW States had $605 million of revenue and $326 million of adjusted expenses, resulting in Adjusted EBITDA of $279 millionPro-forma Adjusted EBITDA (Excluding NW States) is further reduced by indirect expenses for the NW States, comprising allocated corporate costs that were not directly reduced as a result of the divestiture

 Appendix: Additional COVID-19 Outlook Detail

Telecom Outlook: Prior Recessions and COVID-19

Frontier COMMUNICATIONS

Past Recession Benchmarks

- During the Financial Crisis of 2008, the overall telecom industry performed better than the overall economy
- Trends in residential voice lines, broadband lines, and ARPUs were relatively resilient compared to prior periods
- Telcos' commercial businesses were negatively impacted in the economic downturn. Wholesale businesses were also impacted, but to a lesser extent
- Commercial wireline declines varied by provider with some declining at 2-3% and overall industry commercial revenue declining at 7-8% (roughly 3-4x the rate of GDP decline). Commercial revenue declines were prolonged and lagged GDP declines by roughly two quarters
- The 2008/2009 economic downturn lasted approximately one year, and the recovery took several years to reach pre-recession levels

Industry Response to COVID-19

- The telecom industry has been deemed critical to continue operations during the COVID-19 pandemic
- Over 700 US telcos, including Frontier, have signed the FCC's Keep Americans Connected pledge. Companies pledge that they will not terminate service due to non-payment for 60 days (beginning end of March)
- Some major telcos have begun offering hazard pay to frontline field employees

Longer Term Opportunity

- Rural broadband availability likely to get increased focus and potential increased subsidies
- Customers becoming more comfortable with self installs can improve long term efficiency
- Increased video cord cutting emphasizes need for faster broadband and potential for higher ARPU

37

FTR Revenue Exposure to COVID-affected Industries

Frontier COMMUNICATIONS

- *The most negative impacts of COVID are likely to be felt in FTR's commercial segment (~22% of overall revenues)*
- *Within commercial, SMB (~11% of revenues) is likely to see more negative impact than enterprise, given the Company's enterprise customer composition*

- ***~19% of the Company's total commercial revenue is estimated to come from "high-risk" industries (retail, hospitality, travel, etc.)***
- *The Company's enterprise segment is under-indexed to high risk industries (only 13% of enterprise revenue), while the SMB segment has more exposure (~25% of SMB revenue)*
- *49% of enterprise revenue and 34% of total commercial revenue is derived from low-risk verticals (government, healthcare, education, etc.)*
- *"High" risk includes industries with significant ARPU and churn risk, "MED" risk includes industries with a slight risk of business failure and some small ARPU risk depending on unemployment. "Low" risk includes relatively insulated industries*

FTR 2019 Revenue by Segment



Revenue ($B)
$4.2
$0.9
$0.9
$1.8
$0.4
$8.1
Consumer
Comm - Enterprise
Comm - SMB
Wholesale
Regulatory
Total

FTR Commercial (Enterprise vs. SMB) Revenue by Customer Industry & COVID Risk Exposure

Customer Industry	Estimated COVID Risk Exposure	% of FTR Total Commercial Revenue	% of FTR Enterprise Revenue	% of FTR SMB Revenue
Government & Public Sector	LOW	13%	23%	1%
Healthcare Services	LOW	9%	9%	8%
Finance, Insurance & Real Estate	MED	8%	9%	8%
Professional Services	MED	8%	5%	12%
Retail	HIGH	8%	6%	9%
Non-Professional Services	MED	7%	4%	11%
Manufacturing & Mining	MED	6%	8%	4%
K-12 Education	LOW	4%	6%	1%
Wholesale	LOW	3%	3%	4%
Hospitality	HIGH	3%	2%	5%
Construction	HIGH	3%	1%	5%
Travel, Leisure & Tourism	HIGH	3%	2%	4%
Transportation	HIGH	2%	2%	2%
Higher Education	LOW	2%	3%	1%
Electric, Gas & Sanitary Services	LOW	2%	3%	1%
Agriculture, Forestryand Fishing	MED	1%	0%	2%
Communications	LOW	1%	2%	1%
Unclassified	Unknown	17%	11%	22%
		100%	100%	100%



HIGH
MED
LOW
Unknown
17%
34%
31%
19%
11%
49%
26%
13%
22%
16%
37%
25%
FTR Total Commercial Revenue
FTR Enterprise Revenue
FTR SMB Revenue

Note: Figures are as reported

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